UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Inovalon Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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4321 Collington Road
Bowie, MD 20716

June 4, 2020

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING OUR 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JUNE 17, 2020

The following Notice of Change of Location to a Virtual-Only Meeting Format (the “Notice”) supplements the 2020 Notice of Annual Meeting and Proxy Statement (the "Proxy Statement") of Inovalon Holdings, Inc. (the “Company”) filed by the Company with the Securities and Exchange Commission (the "SEC") on April 27, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). The Notice should be read in conjunction with the Proxy Statement. Except as specifically amended or supplemented by the information contained herein, all information set forth in the Proxy Statement remains accurate and should be considered in voting your shares.

The proxy card previously filed with the Proxy Statement will not be updated to reflect the change in format of the 2020 Annual Meeting and may be used to vote at the 2020 Annual Meeting. New proxy cards will not be mailed or otherwise be sent to stockholders in connection with the meeting.

These supplemental proxy materials are being filed with the SEC, and thereby made available to the Company’s stockholders, on June 4, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION
TO A VIRTUAL-ONLY MEETING FORMAT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2020

Change in 2020 Annual Meeting Format - Virtual-Only Meeting

Due to the health and safety concerns related to the ongoing COVID-19 pandemic and to comply with federal, state, and local restrictions on public gatherings, NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting will be held in a virtual-only format. Stockholders will not be able to attend the 2020 Annual Meeting in person. The time and date of the 2020 Annual Meeting have not changed and the virtual-only 2020 Annual Meeting will take place on Wednesday, June 17, 2020 at 10:00 a.m. Eastern Time, as previously announced. There is no change to the items of business to be addressed at the 2020 Annual Meeting, which are described in the Company’s proxy materials filed with the SEC.

Shares

Whether or not stockholders plan to participate in the virtual-only 2020 Annual Meeting, the Company encourages stockholders to vote as soon as possible. As further described in the Proxy Statement, stockholders as of the close of business on the previously announced record date, April 20, 2020 (the “Record Date”), may vote their shares in connection with the 2020 Annual Meeting by internet, mobile device, mail, or phone. Stockholders can use their existing proxy cards to vote. New proxy cards will not be distributed as a result of the change to a virtual-only format. Stockholders who have previously voted do not need to take any further action. Stockholders may also vote at the virtual-only 2020 Annual Meeting as further described below.

Attending the Virtual-Only 2020 Annual Meeting; Submitting Questions and Voting During the Virtual-Only 2020 Annual Meeting; List of Stockholders

To attend the 2020 Annual Meeting, you must be a stockholder of record as of the Record Date. To attend the virtual-only 2020 Annual Meeting, stockholders will need to register at https://viewproxy.com/Inovalon/2020 prior to June 14, 2020 at 11:59 p.m. Eastern Time. If stockholders have registered for the virtual-only 2020 Annual Meeting, stockholders will receive a meeting invitation email with a unique link and password enabling attendance at the 2020 Annual Meeting. Stockholders may vote, submit questions, and access the list of stockholders entitled to vote during the meeting by following the instructions available on the website above during the meeting.

By order of the Board of Directors,
Kamyar Daneshvar
Corporate Secretary
June 4, 2020

Press Release Dated June 4, 2020

Inovalon’s 2020 Annual Meeting of Stockholders Will Be Virtual Only

BOWIE, Md. – June 4, 2020 – Inovalon (Nasdaq: INOV), a leading provider of cloud-based platforms empowering data-driven healthcare, today announced that it will hold its 2020 annual meeting of stockholders in a virtual-only format due to health and safety concerns related to the ongoing COVID-19 pandemic and to comply with federal, state, and local restrictions on public gatherings. Stockholders will not be able to attend the annual meeting in person. The time and date of the annual meeting have not changed and the annual meeting will occur on Wednesday, June 17, 2020 at 10:00 a.m. Eastern Time, as previously announced. There is no change to the items of business to be addressed at the annual meeting, which are described in Inovalon’s proxy materials previously filed with the Securities and Exchange Commission.

Stockholders as of the close of business on the previously announced record date, April 20, 2020, may vote their shares in connection with the annual meeting. Stockholders can use their existing proxy cards to vote. New proxy cards will not be distributed as a result of the change to a virtual-only format. Whether or not stockholders plan to participate in the virtual-only annual meeting, Inovalon encourages stockholders to vote as soon as possible. Stockholders who have previously voted do not need to take any further action.

If stockholders want to attend the virtual-only annual meeting, they will need to register at https://viewproxy.com/Inovalon/2020 prior to June 14, 2020 at 11:59 p.m. EDT.

For additional information regarding how stockholders may access, vote and participate in the annual meeting, please refer to Inovalon’s supplemental proxy materials filed today, and Inovalon’s proxy materials previously filed, with the Securities and Exchange Commission. All stockholders are encouraged to vote and submit their proxies in advance of the annual meeting by one of the methods described in such proxy materials.

About Inovalon

Inovalon is a leading provider of cloud-based platforms empowering data-driven healthcare. Through the Inovalon ONE® Platform, Inovalon brings to the marketplace a national-scale capability to interconnect with the healthcare ecosystem, aggregate and analyze data in real time, and empower the application of resulting insights to drive meaningful impact at the point of care. Leveraging its Platform, unparalleled proprietary datasets, and industry-leading subject matter expertise, Inovalon enables better care, efficiency, and financial performance across the healthcare ecosystem. From health plans and provider organizations, to pharmaceutical, medical device, and diagnostics companies, Inovalon’s unique achievement of value is delivered through the effective progression of “Turning Data into Insight, and Insight into Action®.” Supporting thousands of clients, including 24 of the top 25 U.S. health plans, 22 of the top 25 global pharma companies, 19 of the top 25 U.S. healthcare provider systems, and many of the leading pharmacy organizations, device manufacturers, and other healthcare industry constituents, Inovalon’s technology platforms and analytics are informed by data pertaining to more than 994,000 physicians, 558,000 clinical facilities, 315 million Americans, and 55 billion medical events. For more information, visit www.inovalon.com.

Contact:

Kim E. Collins
Senior Vice President, Corporate Marketing & Communications
kcollins@inovalon.com
301-809-4000 x1473

Hulus Alpay
Vice President, Investor Relations
halpay@inovalon.com
301-809-4000 x1237